                                                                                               Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period                                                       December 1998
Determination Date                                                            01/08/1999
Deposit Date                                                                  01/14/1999
Distribution Date                                                             01/15/1999


POOL BALANCE

Pool Balance on the close of the last day of the preceding                488,447,760.40
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal         31,420,671.33
Purchase Amount allocable to Principal                                              0.00
Realized Losses (see note)                                                    698,879.88
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period        456,328,209.19
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                  4,211,062.41
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                            452,117,146.78
Original Pool Balance                                                   2,136,187,667.91
Pool Factor                                                                   21.1646736%
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

Portfolio Balances and Pool Factors
                                      Beginning           End
                                      of Period       of Period
                                      ---------       ---------
Class A-1 Note Balance                        -               -
Class A-1 Pool Factor                 0.0000000       0.0000000
Class A-2 Note Balance                        -               -
Class A-2 Pool Factor                 0.0000000       0.0000000
Class A-3 Note Balance           136,569,450.45  106,204,478.87
Class A-3 Pool Factor                 0.2986280       0.2322308
Class A-4 Note Balance           175,000,000.00  175,000,000.00
Class A-4 Pool Factor                 1.0000000       1.0000000
Class B-1 Certificate Balance     96,129,000.00   96,129,000.00
Class B-1 Pool Factor                 1.0000000       1.0000000
Class B-2 Certificate Balance     74,783,667.91   74,783,667.91
Class B-2 Pool Factor                 1.0000000       1.0000000

Weighted Average Coupon                              10.3504000%
Weighted Average Original Term                            62.56
Weighted Average Remaining Term                           24.25






COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest            4,105,233.65
Recoveries                                                              295,576.66
Purchase Amount allocable to Interest                                         0.00
                                                                     -------------
Total Interest Collections                                            4,400,810.31
Advances for the related Distribution Date                              810,958.18
Less:  Outstanding Advances to be reimbursed                            718,057.31
                                                                     -------------
Available Interest                                                    4,493,711.18

Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         31,420,671.33
Purchase Amount allocable to Principal  (for the Collection                   0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 4,211,062.41
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         5,965,642.04
                                                                     -------------
Available Principal                                                  29,666,091.70

Available Funds                                                      34,159,802.88
Regular Principal (equals Available Principal plus Realized Losses)  30,364,971.58


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables           30,972.69
Servicing Fee (inc. unpaid amount from prior periods)                   407,039.80
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Interest                                              725,525.21
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   725,525.21

Class A-4 Monthly Interest                                              966,145.83
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   966,145.83

Total Accrued Note Interest                                           1,691,671.04

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Principal                                          30,364,971.58
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                30,364,971.58

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                          30,364,971.58

Certificateholder Amounts
Class B-1 Monthly Interest                                              540,725.63
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   540,725.63

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      969,173.73

Class B-1 Monthly Principal                                                   0.00
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount                       0.00

Total required distributable amount                                  33,463,828.84
Less: Total Available Funds                                          34,159,802.88
                                                                     -------------
Net Available Funds   (Shortfall) Excess                                695,974.04
Withdrawal from Reserve Account (If Shortfall)                                0.00
Deposit to Reserve Account (If Excess)                                  695,974.04


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest                                                    4,493,711.18
Available Principal                                                  29,666,091.70
Withdrawal from Reserve Account                                               0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                           30,972.69
  b)   Servicing Fee                                                    407,039.80
                                                                     -------------
Net Deposit to Collection Account                                    33,721,790.39

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                         725,525.21
Class A-4 Interest Distribution                                         966,145.83
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                     30,364,971.58
Class A-4 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Note Payment Account                                32,056,642.62

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         540,725.63
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                              0.00
Class B-2 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account                       969,173.73

Deposit to Reserve Account                                              695,974.04
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

SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:


(I) Sum of:
(a) Percentage applicable times                                                   7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                 452,117,146.78    31,648,200.27
                                                                        ---------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                       2,907,521.17
                                                                                         ---------------
          interest on the Certificates if Notes are Outstanding)                          34,555,721.44
       and
(II) Lesser of:
(a) $26,702,346.                                                                          26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                              452,117,146.78

Specified Reserve Account Balance                                                         34,555,721.44

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                                 26,380,052.31
Deposit from Available Interest and Available Principal                                      695,974.04
Investment Earnings                                                                          105,490.86
Less:
Accrued and unpaid Servicing Fees                                                                  0.00
Amounts to be distributed to Securityholders'                                                      0.00
                                                                                         ---------------
Balance                                                                                   27,181,517.21
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                               0.00
                                                                                         ---------------
Ending Balance                                                                            27,181,517.21


Interest Reserve Amount                                                                    2,907,521.17
Available Reserve Amount                                                                  24,273,996.04



INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                   32,056,642.62

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                            969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                              695,974.04

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                           0.00

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                          0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                              698,879.88
Net Loss Ratio (annualized)
For the current Collection Period                                                                  1.02%
For the preceding Collection Period                                                                3.49%
For the second preceding Collection Period                                                         4.72%
                                                                                         ---------------
Average Net Loss Ratio (Specified Reserve Account                                                  3.08%
Balance increases if greater than 1.50%)

Delinquency Analysis
                                                                            Number of        Principal
                                                                               Loans          Balance
                                                                        ---------------  ---------------
   30 to 59 days past due                                                         2995    21,416,773.77
   60 to 89 days past due                                                          709     5,066,418.77
   90 or more days past due                                                        434     3,253,212.00
                                                                        ---------------  ---------------
Total                                                                             4138    29,736,404.54

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                               209     1,516,211.63


Delinquency Ratio including Repossessions
For the current Collection Period                                                                  1.82%
For the preceding Collection Period                                                                1.55%
For the second preceding Collection Period                                                         1.48%
                                                                                         ---------------
Average Delinquency Ratio (Specified Reserve Account                                               1.62%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator                                                              YES

Equity Percentage                                                                                 43.81%

Repurchased Receivables                                                                            0.00
